5. PROPERTY AND EQUIPMENT	9 Months Ended
Sep. 30, 2014
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

5.   PROPERTY AND EQUIPMENT

On December 31, 2013 the Company purchased a property in Pueblo County, Colorado (the “Pueblo West Property”) for approximately $450,000. The property, which is located in a suburb of Pueblo, consists of approximately three acres of undeveloped land, a 5,000 square foot steel building, and a parking lot. The purchase price was allocated $12,340 for land and $437,660 for buildings and related equipment.

The purchase price was paid for cash of $280,000 and a promissory note in the principal of $170,000. The note bears interest at 8.5% interest per annum and is payable in monthly installments, including principal and interest, in the amount of $1,674. All unpaid principal and interest is due December 31, 2018. The promissory note is convertible at any time on or before the maturity date at $5 per common share (See Note 11).

The property is zoned for growing marijuana and is leased to a licensed medical marijuana grower through December 31, 2022 on a triple net lease basis. The Company has agreed with the tenant to begin construction of a light deprivation greenhouse on the property at a cost not to exceed $400,000 during first quarter 2015. Depreciation on the Pueblo West Property building facility began effective January 1, 2014.

Depreciation expense was $9,865 and $0 for the three months ended September 30, 2014 and 2013, respectively, and $16,097 and $0 for the nine months ended September 30, 2014 and 2013, respectively.

The following table summarizes property and equipment and related accumulated depreciation:

	September 30, 2014	December 31, 2013
	(unaudited)	(audited)

Land	$12,340	$12,340
Buildings and Equipment	448,664	440,413
Leasehold improvements	45,000	-
Property and Equipment , gross	506,004	452,753
Less: Accumulated Depreciation	(16,097)	-
Property and Equipment, net	$489,907	$452,753